Exhibit 10.12(d)
LANVISION SYSTEMS, INC.

SUBLEASE AND CONSENT BETWEEN LANVISION, INC. AND LIFESTYLE TECHNOLOGIES, INC.


                              SUBLEASE AND CONSENT

1        INTRODUCTION
1.1 This Sublease and Consent ("Sublease") is made as of May 1, 2000 between LanVision, Inc. ("Sublessor") and LifeStyle Technologies, Inc. ("Sublessee").

1.2 Fairview Plaza Associates Limited Partnership ("Lessor"), as lessor, and Sublessor, as lessee, on February 26, 1996, entered into a Lease, as amended on August 12, 1996, and on May 21, 1997, ("Lease") having a lease commencement date of March 15, 1996 for certain office space and improvements known as Suite 650 of the 5970 Fairview Plaza Building, Charlotte, North Carolina ("Premises"), all as more particularly set forth in the Lease, which is attached hereto as Exhibit B.

1.3 Sublessor now desires to sublease the Premises to Sublessee for the occupancy and use of Sublessee, and Sublessee desires to sublease the Premises from Sublessor, upon the terms and subject to the conditions set forth in this Sublease.

1.4 In consideration of the mutual covenants and agreements set forth in this Sublease, Sublessor and Sublessee, intending to be legally bound, do hereby agree to the terms and conditions set forth in this Sublease.

2        Term
2.1 Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor the Premises for a term ("Sublease Term") commencing as of May 8, 2000 and expiring on June 14, 2002.

3        Rent
3.1 Sublessee agrees to pay to Sublessor, without set-off, abatement, credit, deduction, or claim of off-set, rent ("Rent") for the Premises in an amount equal to the base rent and rental escalations payable by Sublessor under the Lease. Rent shall be payable in advance, on the first day of each month during the Sublease Term. All Rent shall be paid to Sublessor in care of Lessor (until such time as Sublessor may direct Sublessee otherwise) at Lessor's offices at 5950 Fairview Road, Suite 200, Charlotte, North Carolina 28210, or at such other address as Sublessor may from time to time designate by notice to Sublessee. In the event the Sublease Term commences or expires on any day other than the first or last day of a month, respectively, then the Rent for such month shall be prorated accordingly.

3.2 All Rent due that is not received by Sublessor by the fifth day of the month is subject to a late charge of 1 1/2% per month.

3.3 Sublessor agrees to pay all amounts payable pursuant to the Lease, whether for rent or otherwise, and whether payable to Lessor or any other party, as and when due. Except as otherwise expressly set forth herein, Sublessee's sole monetary obligation hereunder shall be the payment of Rent and such other amounts that may become due under this Sublease.

4        SECURITY DEPOSIT
4.1 Sublessee shall with the execution of this Sublease deposit with Sublessor (in care of Lessor as specified in Paragraph 4.2 below) the sum of $24,621.68 as security for the performance by Sublessee of all terms, covenants, agreements, and conditions of this Sublease to be observed or performed by Sublessee. Sublessor shall have the right to apply any part of the deposit to cure any default of Sublessee, and, if Sublessor does so, Sublessor shall, upon demand, deposit with Sublessor the amount so applied so that Sublessor shall have the full deposit on hand at all times during the Sublease Term. Notwithstanding the foregoing, at Sublessee's option and to the extent the deposit is sufficient in amount, the deposit shall be applied against the Rent due for the last two months of the Sublease Term.

4.2 Sublessee shall pay the security deposit to the care of Lessor by check made payable to Fairview Plaza Associates Limited Partnership and delivered to it at 5950 Fairview Road, Suite 200, Charlotte, North Carolina 28210. Lessor shall hold the security deposit in escrow in accordance with Lessor's security deposit escrow policies and procedures. Lessor may apply the security deposit for the benefit of Sublessor and/or Sublessee only in accordance with the terms of this Sublease.

5        Condition of Premises and Improvements
5.1 Sublessee accepts the Premises from Sublessor in its present condition. Sublessor is not obligated to improve the Premises for Sublessee.

6        Subletting and Assignment
6.1 Sublessee shall not sublet the Premises, or any portion thereof, or assign this Sublease, in whole or in part, without the prior written consent of Sublessor and Lessor, which consents shall not be unreasonably withheld.

7        Lease Provisions
7.1 Except as otherwise expressly herein provided or modified by this Sublease (including, without limitation, the limitations on Sublessee's monetary obligations under this Sublease), Sublessee hereby assumes and agrees to fully adhere to, perform, and comply with the covenants, agreements, duties and obligations of the Sublessor under the Lease, with respect to the Premises only, as if it were the "Lessee" therein. Each of such covenants, agreements, duties, and obligations is incorporated herein.

7.2 In the event of a conflict between the terms of this Sublease and the terms of the Lease, the terms of this Sublease shall prevail.

8        Subordination
         Sublessee acknowledges and agrees that this Sublease is, and at all times shall be, expressly subordinate to the Lease, and all present or future (a) ground and underlying leases of all or any portion of the Premises now or hereafter existing, (b) mortgages or trust deeds affecting all or any portion of the Premises, (c) advances under such mortgages or trust deeds and (d) renewals, modifications, replacements and extensions of any such leases, mortgages or trust deeds.

9        Indemnification
         Subject to any waiver of rights and subrogation contained in the Lease, Sublessor and Sublessee hereby each indemnify and agree to defend and hold the other and its officers, directors, employees, agents, licensees, and contractors harmless from and against any and all claims, actions, demands, suits, losses, expenses (including attorney's fees), judgments, and liabilities arising out of or in any way relating to the indemnifying party's breach of or failure to perform any of its obligations hereunder or from the negligence or willful misconduct of the indemnifying party its officers, directors, employees, agents, licenses, or contractors occurring in connection with the Premises. The scope of this indemnification shall, at the indemnified party's option, include, but not be limited to, defense with attorneys satisfactory to such party, of any action, suit, claim, or proceeding that may be filed, instituted, or brought against the indemnified party or to which such party may be made a party.

10       SALE OF EQUIPMENT, FURNITURE, AND FURNISHINGS
10.1 For the consideration of $57,000 paid with the execution of this Sublease by Sublessee to Sublessor, Sublessor hereby sells and delivers to Sublessee all of Sublessor's right, title, and interest in and to the equipment, furniture, and furnishings listed in Exhibit A attached hereto, free and clear of all liens and encumbrances. In addition to Sublessee's obligations for insurance coverage under the Lease pursuant to Paragraph 7.1 above, Sublessee shall have Sublessor named as a "loss payee" under the applicable insurance policy to cover Sublessor's interest under Paragraph 11.6 in the equipment, furniture, and furnishings listed in Exhibit A.

11       Default
11.1 If Sublessor fails to observe or perform any of the terms, covenants, agreements, or conditions on its part to be observed or performed under this Sublease and such failure continues uncorrected for 30 days after written notice thereof from Sublessee, unless otherwise specified herein and subject to the provisions of Paragraph 11.3, Sublessee may, at any time thereafter during the continuance of such default, terminate this Sublease upon written notice to Sublessor.

11.2 If Sublessee fails (a) to pay Rent and such failure continues for a period of five days after written notice thereof to Sublessee, or (b) fails to observe or perform any other covenant, provision, or condition herein required to be observed or performed by Sublessee, and such failure continues uncorrected for 30 days after written notice thereof to Sublessee, unless otherwise specified herein and subject to the provisions of Paragraph 11.3, Sublessor may, at any time thereafter during the continuance of such default, terminate this Sublease upon written notice to Sublessee.

11.3 Except for defaults in the payment of Rent, if any default by either party reasonably cannot be remedied within the period of time prescribed herein for curing such default and if such party has commenced to remedy such default and diligently pursues such remedy thereafter, then such party shall have such additional time as reasonably necessary to remedy the default before this Sublease can be terminated or other remedies enforced.

11.4 In case either party to this Sublease defaults in the performance of any covenant, condition, or agreement to be performed by such party hereunder, the other party may, but shall not be required to, perform the same and any monies reasonably advanced or expenses reasonably incurred in so doing, plus interest thereon at the rate of 15% per annum, shall be and become due and owing from the party on whose behalf the other party is performing.

11.5 In addition to the right to terminate this Sublease, upon the occurrence of a default hereunder and the expiration of any applicable notice and cure periods, the nondefaulting party shall be entitled to pursue all available remedies at law or in equity, including, without limitation, injunctive relief.

11.6 If Sublessor terminates this Sublease because of Sublessee's default, in addition to the other remedies available to Sublessor, Sublessee, at Sublessor's option (the exercise of which shall be expressed in the termination notice under Paragraph 11.2), shall be deemed to have automatically assigned and delivered to Sublessor all of Sublessee's right, title, and interest in and to the equipment, furniture, and furnishings listed in Exhibit A attached hereto, free and clear of all liens and encumbrances. Thereupon, Sublessor shall have the right to enter the Premises and take possession of such equipment, furniture, and furnishings.

12       Miscellaneous
12.1 Waiver. The failure of either party to act upon any right, remedy, or breach of this Sublease shall not constitute a waiver of that or any other right, remedy, or breach. No waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

12.2 Notices. Unless provided otherwise in this Sublease, any notice required or permitted under this Sublease shall be personally delivered, or sent by telefax, courier, express or overnight delivery service, or by certified mail, postage prepaid, return receipt requested, to the following address:

         If to Sublessor:               LanVision, Inc.
                                        5481 Creek Road
                                        Cincinnati, Ohio 45242
                                        Attention: Controller
                                        Telefax: (513) 794-9770

         If to Sublessee:               LifeStyle Technologies, Inc.
                                        5970 Fairview Road, Suite 650
                                        Charlotte, North Carolina 28210
                                        Attention: Glen Barrett
                                        Telefax:  704-401-3333

12.3 Governing Law. This Sublease and any claim arising out of this Sublease shall be governed by and construed in accordance with the laws of the State of North Carolina, excluding its conflict of laws principles.

12.4 Provisions Severable. The provisions of this Sublease are severable. If any provision is held to be invalid, unenforceable, or void, the remaining provisions shall not as a result be invalidated.

12.5 Entire Agreement. This Sublease constitutes the entire agreement and understanding between the parties relating to the object and scope of this Sublease. Any representation, statement, or warranty not expressly contained in this Sublease shall not be enforceable by the parties. This Sublease may not be amended except by a writing that specifically references this Sublease and is signed by authorized representatives of the parties.

LifeStyle Technologies, Inc.             LanVision, Inc.

By: /s/ Glen Barrett                   By: /s/ Eric Lombardo
    --------------------------------       ------------------------------------
                   (Signature)                            (Signature)

                   Glen Barrett                         Eric S. Lombardo
------------------------------------   ----------------------------------------
             (Name Typed or Printed)                (Name Typed or Printed)

                    President                       Executive Vice President
------------------------------------   ----------------------------------------
                     (Title)                                (Title)

                     5-12-00                                5/12/00
------------------------------------   ----------------------------------------
                      (Date)                                 (Date)

                                LESSOR'S CONSENT

Lessor hereby consents to this Sublease as set forth above; subject to the provisions of Addendum A attached hereto (which Addendum A is hereby incorporated into this Sublease by this reference); provided, however, that this consent is without waiver of any restriction in the Lease concerning further assignment or subletting.

Fairview Plaza Associates Limited Partnership, a
North Carolina limited partnership, by Fairview Plaza
Associates Limited Partnership, its general partner, by American Asset Corporation, its general partner


By:   /s/ Paul L. Herndon
      -------------------------------------------------
                     (Signature)

                   Paul L. Herndon
-------------------------------------------------------
               (Name Typed or Printed)

                         V.P.
-------------------------------------------------------
                       (Title)

                       5/17/00
-------------------------------------------------------
                        (Date)

                                   ADDENDUM A


         1. As between Sublessee and Lessor and as between Sublessor and Lessor, the Sublease is and shall be subject and subordinate to the Lease and all of the covenants, agreements, terms, provisions and conditions contained in the Lease. With respect to Sublessor and Lessor, if there is a conflict between a provision in the Lease and a provision in the Sublease, the provision in the Lease shall prevail.

         2. Notwithstanding anything contained in the Sublease, Sublessor shall remain fully and primarily liable for the payment of rental and other amounts due under the Lease and for the performance of all the obligations and compliance with all of the covenants of the "lessee" under the Lease. The Sublease shall not release or discharge Sublessor from any liability under the Lease.

         3. The parties hereto agree that Lessor may, after a default by Sublessor in the payment of rent or other amounts under the Lease, collect all rents and other amounts due and owing from Sublessee under the Sublease, and such collection thereof shall not be deemed a waiver of any rights and remedies of Lessor against Sublessor as the lessee under the Lease.

         4. The acceptance by Lessor of rent and other amounts due under the Sublease from Sublessee or any third party shall not be deemed a waiver by Lessor of the obligation of Sublessor to pay rent and other amounts as provided in the Lease. The performance of any obligation required of Sublessor under the Lease by Sublessee or any third party shall not be deemed a waiver by Lessor of the duty of Sublessor to perform such obligation.

         5. Any act or omission of Sublessee or anyone claiming under or through Sublessee that violates any of the provisions of the Lease shall be deemed a violation of the Lease by Sublessor.

         6.The Sublease and Lessor's execution thereof shall not have the effect of (a) modifying, waiving, impairing or affecting (i) any of the covenants, agreements, terms provisions or conditions contained in the Lease, (ii) any of Sublessor's obligations under the Lease or (iii) any breach or default by Sublessor in the performance or observance of its obligations under the Lease, nor (b) increasing Lessor's obligations or liability or Sublessor's rights under the Lease.

                                    EXHIBIT A
                                       TO
                              SUBLEASE AND CONSENT



                      Equipment, Furniture, and Furnishings




                  Item Description                Quantity        Sale Price

Nortel Star Plus Phone System                          1          $  6488
(original price $28,872)
Network Ports, Cat5 Cabling and Phone                             $  2290
Wiring (original price $11,360)
Casi-Rusco Micro5 Security System                      1          $  5332
(original price $17,463)
Air Conditioning Unit in Server Room                   1          $  3435
Cubes A (new)                                         22          $20,151
Cubes B                                                7          $  4809
Adjustable Desk Chairs                                32          $  3053
Chairs (regular)                                      21          $ 1,000
Conference Room Desk                                   1          $   282

Conference Room Chairs                                14          $  1282
Conference Room Credenza (large)                       1          $   249
Conference Room Premium White Board                    1          $   368
Color Paintings                                        5          $   260
Secretary Receptions Desk                              1          $   282
Reception Area Tables                                  1          $    31
File Cabinets (large)                                  6          $ 1,099
Computer Desk and Chair                                1          $   225
Conference Room Desk (small)                           1          $    64
Conference Room Credenza (small)                       1          $   112
Conference Room White Board                            1          $    45
Break Room Chairs                                      6          $   134
Adjustable Bar Stool Chairs                            4          $   382
Office Desks                                           4          $  1981
CSPro 6000 Copy Machine                                1          $  3649
                                                                  -------
                                                                  $57,000

                                    EXHIBIT B
                                       TO
                              SUBLEASE AND CONSENT





The Fairview Plaza Associates Limited Partnership Lease and additional Amendments were previously provided to LifeStyle Technologies, Inc. under separate cover.